DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Variable Investment Fund _ Small Cap Portfolio completed its latest semi-annual reporting period ended June 30, 1997. For those six months, the Portfolio produced a total return of 7.91%,* compared with a total return of 10.20% for the Russell 2000 Index of small cap stocks over the same period.**
ECONOMIC REVIEW
    Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.
    Real Gross Domestic Product growth grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerating to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
    Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet, wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
    Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.
MARKET OVERVIEW
    All major stock market indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.
    A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.

    As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down _ that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices. PORTFOLIO FOCUS
    The first six months of 1997 were a tale of two cities. The strong performance of small capitalization stocks in the last two months of this period more than made up for a very poor beginning. The S&P 500 continues to receive the lion's share of investment dollars, and that fact has widened the performance spread between large capitalization companies and the smaller cap firms which are the focus of the Portfolio. Although the current folklore is that a global economy benefits primarily multinational behemoths, this concept, although true, has been exaggerated. In fact, we believe, our smaller, more focused companies also compete effectively in the global arena. As investors continue to neglect smaller, well-managed companies in favor of more S&P 500-type firms, our menu of investment opportunities expands.
    We are pleased to report that the Financial Services sector was the best performing sector for the Russell 2000 Index and for your Portfolio during this period. Our biggest winner was property and casualty insurer Frontier Insurance Group. The other significant contributors to performance in this segment were insurance providers as well: FBL Financial Group, Cl.A, Western National, Everest Reinsurance Holdings, and Executive Risk. Underperformers were Washington, D.C.-based commercial bank Riggs National Corporation and the Louisiana commercial bank Hibernia Corp. Cl.A.
    The Capital Goods segment was the second best contributor to performance. Thiokol, which is a commercial aerospace supplier to Boeing, provided the same boost to performance in this period that it did for the previous six-month period. Valve manufacturer Keystone International was acquired at a substantial premium by industrial conglomerate Tyco International during this period. Crane was another winner by virtue of its aerospace exposure. Underperformers were ice machine and crane manufacturer Manitowoc, and ship builder Avondale Industries. Specialty chemical companies Cambrex, Crompton & Knowles, and OM Group were the prime drivers for the respectable performance gains posted by the Materials & Processing sector. Delayed profitability at fast-growing industrial distributor Strategic Distribution was the major disappointment in this segment. We remain sanguine on both of these cyclical segments because we anticipate that they will show good earnings results in the current strong economy.
    Investing in Healthcare companies proved to be very frustrating for us during this period. We were overweighted in general, but strong stock selections seemed to be offset by underperformance. Physio-Control International, a cardiac arrest equipment producer which had been a top holding last year, faced slower revenue growth resulting from financial pressures in domestic hospitals. Sepracor, on the other hand, was a big winner with its full pipeline of late stage generic drug candidates including one for asthma and one for incontinence. Universal Health Services, Cl.B is rapidly growing as the third largest hospital management company in the country. In the upcoming period, our focus will be to try and distinguish between the winners and losers in this exciting but tricky segment.
    Energy stocks continued to consolidate from their tremendous outperformance in 1996. Ocean Energy, the former Flores & Rucks, Inc., has underperformed this year after having been such a great stock in 1996. Nuevo Energy was another exploration and production company that disappointed us.
We sold the stock. On a better note, ship and barge builder Halter Marine Group, Inc. has handsomely distinguished itself from last fall's initial public offering. Offshore construction producer Global Industries has extended its outperformance into this year. We currently believe that the strong fundamentals in this sector continue to merit an overweighting.

    Although technology has outperformed the market since the end of April, it is the only sector in the Portfolio with a negative return for the latest six-month period. The Fund had its share of successes in this area including Novellus Systems, a manufacturer of semiconductor equipment; McAfee Associates, a provider of anti-virus software; and Altera, which fabricates field programmable semiconductors. Unfortunately, our disappointments more than offset our good fortune in this area. Vanstar, a systems integrator, experienced a major earnings shortfall while Citrix Systems lost a royalty agreement with Microsoft. Finally, the market reacted negatively to software tools manufacturer Rational Software's acquisition of Pure Atria. We currently continue to be drawn to the strong fundamentals of this sector and our overweighting in this group is indicative of our conviction of its long-term attractiveness.
    We remain very enthusiastic regarding the prospects of the companies in the Portfolio. We feel we don't need to remind you that good things do come in small packages.
    We thank you for your interest. You may be sure that we will exert our best efforts on your behalf.
                              Sincerely,

          [Hilary R. Woods signature logo]     [Paul Kandel signature logo]

          Hilary R. Woods                        Paul Kandel
          Co-Portfolio Manager                    Co-Portfolio Manager

July 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS                                                                           JUNE 30, 1997 (UNAUDITED)
Common Stocks_95.7%                                                                                Shares             Value
                                                                                                 ___________       ___________
     Commercial Services_1.4%        Outdoor Systems......................        (a)                170,000     $   6,502,500
                                     Profit Recovery Group International..        (a)                356,000         4,939,500
                                     Strategic Distribution...............        (a)                970,000         3,698,125
                                                                                                                   ____________
                                                                                                                    15,140,125
                                                                                                                   ____________
     Consumer Durables_2.4%          Mohawk Industries....................        (a)                300,000         6,825,000
                                     Outboard Marine......................                           450,000         7,987,500
                                     Sola International...................        (a)                362,500         12,143,750
                                                                                                                   ____________
                                                                                                                     26,956,250
                                                                                                                   ____________
     Consumer Non-Durables_3.8%      Bush Boake Allen.....................        (a)                300,000         9,337,500
                                     Nautica Enterprises..................        (a)                380,000         10,046,250
                                     Tommy Hilfiger.......................        (a)                260,000         10,448,750
                                     Warnaco Group, Cl. A.................                           375,000         11,953,125
                                                                                                                   ____________
                                                                                                                    41,785,625
                                                                                                                   ____________
     Consumer Services_2.5%          Meredith.............................                           400,000        11,600,000
                                     Sun International Hotels.............        (a)                269,200         9,943,575
                                     TCA Cable TV.........................                           172,500         6,490,312
                                                                                                                   ____________
                                                                                                                    28,033,887
                                                                                                                   ____________
     Electronic Technology_10.8%     Altera...............................        (a)                195,000         9,847,500
                                     Aspect Telecommunications............        (a)                435,000         9,678,750
                                     Auspex Systems.......................        (a)                700,000         6,737,500
                                     Burr-Brown...........................        (a)                220,000         7,590,000
                                     Lattice Semiconductor................        (a)                205,000        11,582,500
                                     Novellus Systems.....................        (a)                150,000        12,975,000
                                     Rohr.................................        (a)                590,000        12,943,125
                                     Sanmina..............................        (a)                130,000         8,255,000
                                     Thermedics...........................                           350,000         5,490,625
                                     Thiokol..............................                           195,000        13,650,000
                                     VLSI Technology......................        (a)                400,000         9,450,000
                                     Watkins-Johnson......................                           345,000         10,608,750
                                                                                                                   ____________
                                                                                                                   118,808,750
                                                                                                                   ____________
     Energy Minerals_3.8%            American Oilfield Divers.............      (a,b)                578,000         6,936,000
                                     Meridian Resource....................      (a,b)                790,000         9,480,000
                                     Ocean Energy.........................        (a)                217,000        10,036,250
                                     Parker & Parsley Petroleum...........                           440,000        15,565,000
                                                                                                                   ____________
                                                                                                                    42,017,250
                                                                                                                   ____________
     Finance_23.6%                   ACE..................................                           170,000        12,558,750
                                     Amerin...............................        (a)                600,000         14,550,000
                                     Berkley (W.R.).......................                           235,000        13,835,625
                                     Capital Re...........................                           220,000        11,770,000
                                     CapMAC Holdings......................                           334,000        11,230,750
                                     Charter One Financial................                           175,000         9,428,125
                                     CorVel...............................        (a)                161,000         4,628,750
                                     D & N Financial......................        (a)                298,000         5,736,500
                                     Dime Bancorp.........................                           600,000        10,500,000

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                           JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                          Shares             Value
                                                                                                 ___________       ___________
     Finance (continued)             Duff & Phelps Credit Rating............      (b)                340,000     $  10,327,500
                                     Enhance Financial Services Group.......                         270,000        11,846,250
                                     Everest Reinsurance Holdings...........                         460,400        18,243,350
                                     Executive Risk.........................                         306,300        15,927,600
                                     FBL Financial Group, Cl. A.............                         375,000        14,156,250
                                     FINOVA Group...........................                         130,000         9,945,000
                                     Frontier Insurance Group...............                         250,350        16,210,163
                                     LaSalle Re Holdings....................                         225,000         6,637,500
                                     Money Store............................                         400,000        11,475,000
                                     Ohio Casualty..........................                         318,200        14,000,800
                                     Reliance Group Holdings................                       1,000,000        11,875,000
                                     Terra Nova (Bermuda) Holdings, Cl. A...                         350,000         7,350,000
                                     Western National.......................                         635,000        17,025,937
                                                                                                                   ____________
                                                                                                                   259,258,850
                                                                                                                   ____________
     Health Services_3.2%            Allegiance.............................                         200,000         5,450,000
                                     Beverly Enterprises....................      (a)                400,000         6,500,000
                                     IDX Systems............................      (a)                310,000         10,695,000
                                     Universal Health Services, Cl. B.......      (a)                320,000         12,320,000
                                                                                                                   ____________
                                                                                                                    34,965,000
                                                                                                                   ____________
     Health Technology_9.2%          ADAC Laboratories......................                         325,000         7,678,125
                                     Acuson.................................      (a)                285,000         6,555,000
                                     ChiRex.................................      (a)                341,400         4,054,125
                                     Forest Laboratories....................      (a)                230,000         9,602,500
                                     Guilford Pharmaceuticals...............      (a)                200,000         4,850,000
                                     Mentor.................................                         545,000        16,145,625
                                     Physio-Control International...........      (a)                618,000         9,270,000
                                     Sepracor...............................      (a)                405,000         10,454,062
                                     Sofamor Danek Group....................      (a)                200,000         9,150,000
                                     Varian Associates......................                         220,000         11,935,000
                                     Watson Pharmaceuticals.................      (a)                265,000         11,196,250
                                                                                                                   ____________
                                                                                                                   100,890,687
                                                                                                                   ____________
     Industrial Services_2.8%        Culligan Water Technologies............      (a)                250,000        11,187,500
                                     Global Industries......................      (a)                600,000        14,015,625
                                     IMCO Recycling.........................                         315,000         5,945,625
                                                                                                                   ____________
                                                                                                                    31,148,750
                                                                                                                   ____________
     Non-Energy Minerals_.5%         Minerals Technologies..................                         150,000         5,625,000
                                                                                                                   ____________
     Process Industries_6.1%         Albany International, Cl. A............                         370,000         8,325,000
                                     Applied Extrusion Technologies.........      (a)                225,000         2,643,750
                                     Bemis..................................                         270,500        11,699,125
                                     Cambrex................................                         274,300         10,903,425
                                     Crompton & Knowles.....................                         650,000         14,462,500
                                     Millennium Chemicals...................                         395,000          8,986,250
                                     OM Group...............................                         320,000         10,600,000
                                                                                                                   ____________
                                                                                                                     67,620,050
                                                                                                                   ____________


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                          Shares            Value
                                                                                                 ___________       ___________
     Producer Manufacturing_11.0%    Avondale Industries....................        (a)              355,000       $ 7,455,000
                                     Crane..................................                         337,500        14,111,719
                                     Durco International....................                         385,000        11,261,250
                                     Halter Marine Group....................      (a)                665,000        15,960,000
                                     Harnischfeger Industries...............                         250,000        10,375,000
                                     Huntco, Cl. A..........................                         449,800         6,409,650
                                     Keystone International.................                         475,000        16,476,563
                                     MagneTek...............................      (a)                730,000        12,136,250
                                     Stewart & Stevenson Services...........                         300,000         7,800,000
                                     Titan International....................                         660,000        11,632,500
                                     Watts Industries, Cl. A................                         300,000         7,200,000
                                                                                                                   ____________
                                                                                                                   120,817,932
                                                                                                                   ____________
     Retail Trade_9.4%               Ann Taylor Stores......................      (a)                360,000         7,020,000
                                     Bed Bath & Beyond......................      (a)                370,000        11,238,750
                                     Consolidated Stores....................      (a)                356,250        12,379,687
                                     Kohl's.................................      (a)                245,000        12,969,688
                                     OfficeMax..............................      (a)                750,000        10,828,125
                                     Pep Boys-Manny, Moe & Jack.............                         250,000         8,515,625
                                     Stage Stores...........................      (a)                365,000         9,535,625
                                     Stein Mart.............................      (a)                385,000        11,550,000
                                     Talbots................................                         285,000         9,690,000
                                     Tiffany................................                         220,000        10,161,250
                                                                                                                   ____________
                                                                                                                   103,888,750
                                                                                                                   ____________
     Technology Services_4.4%        Aspect Development....................       (a)                275,000         7,167,188
                                     McAfee Associates.....................       (a)                255,000        16,096,875
                                     Pure Atria............................       (a)                185,000         2,613,125
                                     Rational Software.....................       (a)                410,000         6,893,125
                                     VIASOFT...............................       (a)                300,000         15,225,000
                                                                                                                   ____________
                                                                                                                    47,995,313
                                                                                                                   ____________
     Utilities_.8%                   Calpine...............................       (a)                488,000         9,272,000
                                                                                                                   ____________
                                     TOTAL COMMON STOCKS
                                       (cost $814,175,244)..................                                    $1,054,224,219
                                                                                                               ================

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                            JUNE 30, 1997 (UNAUDITED)
                                                                                                 Principal
Short-Term Investments_5.0%                                                                       Amount            Value
                                                                                               _____________     _____________
     U.S. Treasury Bills:            4.97%, 7/24/1997.......................                      $  767,000        $  764,845
                                     4.92%, 7/31/1997.......................                         342,000           340,574
                                     4.97%, 8/7/1997........................                       3,975,000         3,954,489
                                     4.97%, 8/21/1997.......................                      42,928,000        42,619,777
                                     5.05%, 9/18/1997.......................                       6,939,000         6,861,699
                                                                                                                   ____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $54,547,644)...................                                     $  54,541,384
                                                                                                                ===============
TOTAL INVESTMENTS (cost $868,722,888).......................................                          100.7%    $1,108,765,603
                                                                                                     =======    ===============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (.7%)      $ (7,457,542)
                                                                                                     =======    ===============
NET ASSETS..................................................................                          100.0%    $1,101,308,061
                                                                                                     =======    ===============
Notes to Statement of Investments:
    (a) Non-income producing.
    (b) Investments in non-controlled affiliates (cost $22,156,144)_see Note
   2(d).

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                          JUNE 30, 1997 (UNAUDITED)
                                                                                                  Cost               Value
                                                                                              ____________        ____________
ASSETS:                          Investments in securities_See Statement of Investments    $   868,722,888      $1,108,765,603
                                 Cash.......................................                                         1,797,905
                                 Receivable for investment securities sold..                                           813,723
                                 Dividends receivable.......................                                           411,710
                                 Prepaid expenses...........................                                             7,498
                                                                                                               _______________
                                                                                                                 1,111,796,439
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         677,596
                                 Payable for investment securities purchased                                         9,739,764
                                 Accrued expenses...........................                                            71,018
                                                                                                               _______________
                                                                                                                    10,488,378
                                                                                                               _______________
NET ASSETS..................................................................                                    $1,101,308,061
                                                                                                              ================
REPRESENTED BY:                  Paid-in capital............................                                   $   854,683,524
                                 Accumulated undistributed investment income_net                                     1,084,393
                                 Accumulated net realized gain (loss) on investments and
                                    foreign currency transactions............                                        5,497,429
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments_Note 5....................                                      240,042,715
                                                                                                               _______________
NET ASSETS..................................................................                                    $1,101,308,061
                                                                                                              ================
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)..                                    19,595,732
NET ASSET VALUE, offering and redemption price per share........................                                        $56.20
                                                                                                                        =======






SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $20,250 foreign taxes
                                     withheld at source):
                                       Unaffiliated issuers.................                   $  3,000,507
                                       Affiliated issuers...................                          20,400       $  3,020,907
                                                                                                _____________
                                 Interest...................................                                          1,879,749
                                                                                                                   _____________
                                     Total Income...........................                                          4,900,656
EXPENSES:                        Investment advisory fee_Note 4(a)..........                       3,684,431
                                 Professional fees..........................                          48,016
                                 Custodian fees_Note 4(a)...................                          41,030
                                 Registration fees..........................                          18,203
                                 Trustees' fees and expenses_Note 4(b)......                          12,304
                                 Loan commitment fees-_Note 3...............                           6,291
                                 Prospectus and shareholders' reports.......                           4,203
                                 Shareholder servicing costs................                             770
                                 Miscellaneous..............................                           3,296
                                                                                                _____________
                                     Total Expenses.........................                                          3,818,544
                                                                                                                   _____________
INVESTMENT INCOME_NET.......................................................                                          1,082,112
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 5:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $  6,821,967
                                 Net unrealized appreciation (depreciation)
                                     on investments:
                                     Unaffiliated issuers...................                      72,225,230
                                     Affiliated issuers.....................                         744,582
                                                                                                _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         79,791,779
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $80,873,891
                                                                                                                  ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                    June 30, 1997               Year Ended
                                                                                     (Unaudited)            December 31, 1996
                                                                                    ____________            ___________________
OPERATIONS:
  Investment income_net...............................................             $   1,082,112               $  1,823,454
  Net realized gain (loss) on investments.............................                 6,821,967                 23,020,534
  Net unrealized appreciation (depreciation) on investments...........                72,969,812                 90,570,362
                                                                                  _______________             _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                80,873,891                115,414,350
                                                                                  _______________             _______________
DIVIDENDS TO SHAREHOLDERS:
  From investment income_net..........................................                   ___                     (1,788,041)
  From net realized gain on investments...............................                   ___                    (26,714,785)
  In excess of net realized gain on investments.......................                   ___                     (1,324,538)
                                                                                  _______________             _______________
    Total Dividends...................................................                   ___                    (29,827,364)
                                                                                  _______________             _______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.......................................                91,846,281                340,648,904
  Dividends reinvested................................................                   ___                     29,827,364
  Cost of shares redeemed.............................................               (31,777,547)               (38,978,982)
                                                                                  _______________             _______________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions           60,068,734                331,497,286
                                                                                  _______________             _______________
      Total Increase (Decrease) in Net Assets.........................               140,942,625                417,084,272
NET ASSETS:
  Beginning of Period.................................................               960,365,436                543,281,164
                                                                                  _______________             _______________
  End of Period.......................................................            $1,101,308,061            $   960,365,436
                                                                                  ===============          =================
UNDISTRIBUTED INVESTMENT INCOME_NET...................................              $  1,084,393                $     2,281
                                                                                  _______________             _______________
                                                                                        Shares                     Shares
                                                                                  _______________             _______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                 1,771,934                  6,864,837
  Shares issued for dividends reinvested..............................                     ___                      578,551
  Shares redeemed.....................................................                  (617,640)                  (780,273)
                                                                                  _______________             _______________
    Net Increase (Decrease) in Shares Outstanding.....................                 1,154,294                  6,663,115
                                                                                  ===============          =================


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                     Six Months Ended
                                                       June 30, 1997               Year Ended December 31,
                                                                          ______________________________________________
PER SHARE DATA:                                         (Unaudited)        1996      1995      1994      1993      1992
                                                        ____________      ______    ______    ______    ______    ______
    Net asset value, beginning of period..                 $52.08         $46.13    $36.52    $34.45    $22.71    $20.60
                                                          ________        ______    ______    ______    ______    ______
    Investment Operations:
    Investment income_net.................                    .06            .10       .16       .17       .14       .18(1)
    Net realized and unrealized gain (loss)
      on investments......................                   4.06           7.53     10.54      2.50     14.93     13.10(1)
                                                          ________        ______    ______    ______    ______    ______
    Total from Investment Operations......                   4.12           7.63     10.70      2.67     15.07     13.28(1)
                                                          ________        ______    ______    ______    ______    ______
    Distributions:
    Dividends from investment income_net..                   __             (.10)     (.18)     (.16)     (.14)     (.15)
    Dividends in excess of investment income_net             __               __        __        __      (.01)       __
    Dividends from net realized gain on investments          __            (1.51)     (.91)     (.33)    (3.18)   (11.02)
    Dividends in excess of net realized gain
      on investments......................                   __             (.07)    __         (.11)       __        __
                                                          ________        ______    ______    ______    ______    ______
    Total Distributions...................                   __            (1.68)    (1.09)     (.60)    (3.33)   (11.17)
                                                          ________        ______    ______    ______    ______    ______
    Net asset value, end of period........                 $56.20         $52.08    $46.13    $36.52    $34.45    $22.71
                                                          =======        =======    ======    ======    ======    =======
TOTAL INVESTMENT RETURN...................                  7.91%(2)      16.60%    29.38%     7.75%    68.31%    71.28%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .39%(2)        .79%      .83%      .55%      .25%      .94%
    Ratio of net investment income
      to average net assets...............                   .11%(2)        .24%      .54%     1.18%      .89%      .76%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation                  __             __        __      .52%     1.79%     2.29%
    Portfolio Turnover Rate...............                 33.72%(2)      89.10%    99.02%   106.00%   244.59%   358.27%
    Average commission rate paid (3)......                 $.0559         $.0571       __        __        __        __
    Net Assets, end of period (000's Omitted)          $1,101,308       $960,365  $543,281  $173,215   $18,337    $2,679
    (1)  Based on average shares outstanding.
    (2)  Not annualized.
    (3)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994 approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Series held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 1997:

                                                                Shares
                                          _______________________________________________
                                          Beginning                                 End of       Dividend         Market
Name of Issuer                            of Period     Purchases     Sales         Period        Income          Value
________                                  __________    _________    ________      _______      _______        ___________
American Oilfield Divers......                --          578,000        --         578,000        --          $  6,936,000
Duff & Phelps Credit Rating...            340,000            --          --         340,000      $20,400         10,327,500
Meridian Resource.............                --          790,000        --         790,000        --             9,480,000

    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal
DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Series did not borrow under the Facility.
NOTE 4_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997, $41,030 was charged by Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5_SECURITIES TRANSACTIONS:
    The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997:

                                                                        Purchases                       Sales
                                                                     _________________               _____________
Unaffiliated issuers....................................               $388,185,329                  $310,797,793
Affiliated issuers......................................                  1,438,621                         ___
                                                                     _________________               _____________
    TOTAL...............................................                $389,623,950                  $310,797,793
                                                                     ================             =================

    At June 30, 1997, accumulated net unrealized appreciation on investments was $240,042,715, consisting of $258,971,542 gross unrealized appreciation and $18,928,827 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus logo]
Registration Mark
DREYFUS VARIABLE INVESTMENT FUND,
SMALL CAP PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            121SA976
[Dreyfus lion "d" logo]
Registration Mark
Variable
Investment Fund,
Small Cap Portfolio
Semi-Annual
Report
June 30, 1997